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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2002

                            DIAMETRICS MEDICAL, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Minnesota                      0-21982                41-1663185
------------------------------  --------------------------  --------------------
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

                  2658 Patton Road, Roseville, Minnesota 55113
            --------------------------------------------------------
                    (Address of principal executive offices)

         Registrant's telephone number, including area code:   (651) 639-8035
                                                             ------------------

                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                Page 1 of 4 Pages

                         Exhibit Index Appears on Page 4

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Item 5.   Other Events.
          ------------

          Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Diametrics Medical, Inc.'s recent announcement regarding notice from Philips Medical Systems that it will not extend the existing distribution agreement between the parties, as presented in the attached press release.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)  Exhibits

               Exhibit No.   Description

                  99.1       Press release dated August 1, 2002

                                Page 2 of 4 Pages

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 1, 2002

                                        DIAMETRICS MEDICAL, INC.


                                        By:  /s/ Laurence L. Betterley
                                           ---------------------------------
                                             Laurence L. Betterley
                                             Chief Financial Officer

                                Page 3 of 4 Pages

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                                INDEX TO EXHIBITS


Exhibit No.   Description

99.1          Press release dated August 1, 2002

                                Page 4 of 4 Pages